Prospectus supplement dated June 9, 2021
to the following prospectus(es):
BOA CVUL Future (Nationwide Life Insurance Company) and BAE Future Corporate FPVUL prospectuses dated May 1, 2021
Next Generation Corporate Variable Universal Life and Future Executive VUL prospectuses dated May 1, 2019
BOA CVUL Future (Nationwide Life and Annuity Insurance Company) and BOA CVUL (Nationwide Life and Annuity Insurance Company) prospectuses dated May 1, 2008
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The following disclosure changes are made to the prospectus:
The prospectus offers the following underlying mutual fund as an investment option under the contract.
Effective on or about July 1, 2021, the name of the investment option is updated as indicated below:
CURRENT NAME	UPDATED NAME
Ivy Variable Insurance Portfolios – Asset Strategy: Class II	Ivy Variable Insurance Portfolios – Delaware Ivy Asset Strategy: Class II
Ivy Variable Insurance Portfolios – Growth: Class II	Ivy Variable Insurance Portfolios – Delaware Ivy Growth: Class II
Ivy Variable Insurance Portfolios – High Income: Class II	Ivy Variable Insurance Portfolios – Delaware Ivy High Income: Class II
Ivy Variable Insurance Portfolios – Mid Cap Growth: Class II	Ivy Variable Insurance Portfolios – Delaware Ivy Mid Cap Growth: Class II
Ivy Variable Insurance Portfolios – Science and Technology: Class II	Ivy Variable Insurance Portfolios – Delaware Ivy Science and Technology: Class II
Ivy Variable Insurance Portfolios – Securian Real Estate Securities: Class II	Ivy Variable Insurance Portfolios – Delaware Ivy Securian Real Estate Securities: Class II
PROS-0475
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